Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Form 10-Q of Employers Holdings, Inc. (the Company) for the quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned hereby, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 30, 2026	/s/ Michael A. Pedraja
Michael A. Pedraja
Executive Vice President and Chief Financial Officer
Employers Holdings, Inc.
(Principal Financial Officer)